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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 14, 2001


                 Salomon Brothers Mortgage Securities VII, Inc.
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             (Exact name of registrant as specified in its charter)
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           Delaware                 333-63752              13-3439681
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(State or Other Jurisdiction       (Commission            (I.R.S. Employer
of Incorporation)                  File Number)           Identification Number)

390 Greenwich Street
New York, New York                                            10013
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(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code:  (212) 816-6000
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:

         4.3 Servicing Agreement dated as of December 14, 2001 among Litton Loan Servicing LP, as servicer, Salomon Mortgage Loan Trust, Series 2001-CB4, as issuer and U.S. Bank National Association, as indenture trustee,.

         4.4 Amended and Restated Trust Agreement dated as of December 14, 2001 between Salomon Brothers Mortgage Securities VII, Inc., as depositor and Wilmington Trust Company, as owner trustee.

         4.5 Indenture dated as of September 27, 2001 between Home Loan Trust 2001- HI4, as issuer and The Chase Manhattan Bank, as indenture trustee, and Appendix A thereto.

         10.1 Home Loan Purchase Agreement dated as of September 1, 2001 by Residential Funding Mortgage Securities II, Inc., as purchaser and Residential Funding Corporation, as seller.






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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 14, 2001

                                               SALOMON BROTHERS MORTGAGE
                                               SECURITIES VII, INC.


                                               By: /s/ Susan Mills
                                                  ------------------------
                                               Name:   Susan Mills
                                               Title:  Assistant Vice President